UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 31, 2005

Centex Corporation

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	1-6776 (Commission File Number)	75-0778259 (IRS Employer Identification No.)

2728 N. Harwood Street, Dallas, Texas (Address of principal executive offices)	75201 (Zip code)

Registrant’s telephone number including area code: (214) 981-5000

Not Applicable
(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Distribution Agreement
Indenture Suppplement No. 16
Indenture Supplement No. 9
Opinion of Paul Johnston, Esq.
Computation of Earnings to Fixed Charges

Item 8.01. Other Events.

          Refer to the Registrant’s Registration Statement on Form S-3 (File No. 333-117470), filed with the Securities and Exchange Commission (the “Commission”) on July 19, 2004 and declared effective by the Staff of the Commission on August 3, 2004 (the “Registration Statement”), pursuant to which the Registrant registered $2,500,000,000 aggregate initial offering price of its securities, for offer and sale in accordance with applicable provisions of the Securities Act of 1933, as amended.

          On March 31, 2005, the Registrant established a $500,000,000 Medium-Term Note Program, to allow the Registrant to offer from time to time up to $500,000,000 aggregate principal amount of Senior Medium-Term Notes, Series F (the “Senior Debt Securities”) and/or Subordinated Medium-Term Notes, Series F (the “Subordinated Debt Securities”), covered by the Registration Statement.

          On March 31, 2005, the Registrant entered into a Distribution Agreement (the “Distribution Agreement”) with Banc of America Securities LLC, Calyon Securities (USA) Inc., Citigroup Global Markets Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and
UBS Securities LLC (collectively, the “Agents”), in connection with the proposed public offering from time to time by the Registrant, to or through the Agents, of up to $500,000,000 aggregate principal amount of the Senior Debt Securities and/or Subordinated Debt Securities, covered by the Registration Statement. The Distribution Agreement in the form in which it was executed is filed herewith as Exhibit 1.1.

          The Registrant has previously entered into an Indenture, dated as of October 1, 1998 (the “Senior Indenture”), with JPMorgan Chase Bank, N.A. (formerly Chase Bank of Texas, National Association and Texas Commerce Bank National Association), as trustee (the “Trustee”), with respect to the Registrant’s senior debt securities. A copy of the Senior Indenture in the form in which it was executed was filed as Exhibit 4.1 to the Registrant’s Form 8-K (Date of Event: October 21, 1998) filed October 30, 1998, and is incorporated herein by reference.

          Pursuant to the Senior Indenture, on March 31, 2005, the Registrant and the Trustee entered into an Indenture Supplement No. 16 (the “Senior Indenture Supplement”), which provides for the issuance of the Senior Debt Securities. A copy of the Senior Indenture Supplement is filed herewith as Exhibit 4.2.

          The Registrant has previously entered into an Indenture, dated as of March 12, 1987 (the “Subordinated Indenture”), with the Trustee with respect to the Registrant’s subordinated debt securities. A copy of the Subordinated Indenture in the form in which it was executed was filed as Exhibit 4.5 to Amendment No. 1 to the Registrant’s Registration Statement on Form S-3 (File No. 333-72893), filed with the Commission on May 14, 1999, and is incorporated herein by reference.

          Pursuant to the Subordinated Indenture, on March 31, 2005, the Registrant and the Trustee entered into an Indenture Supplement No. 9 (the “Subordinated Indenture Supplement”), which provides for the issuance of the Subordinated Debt Securities. A copy of the Subordinated Indenture Supplement is filed herewith as Exhibit 4.4.

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Description
1.1	Distribution Agreement, dated March 31, 2005, between Centex Corporation and Banc of America Securities LLC, Calyon Securities (USA) Inc., Citigroup Global Markets Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and UBS Securities LLC.

4.1	Indenture, dated October 1, 1998, between Centex Corporation and JPMorgan Chase Bank, N.A. (formerly Chase Bank of Texas, National Association) (filed as Exhibit 4.1 to the Registrant’s Form 8-K dated October 21, 1998 and incorporated herein by reference).

4.2	Indenture Supplement No. 16, dated as of March 31, 2005, with respect to the Senior Debt Securities, between Centex Corporation and JPMorgan Chase Bank, N.A.

4.3	Indenture, dated March 12, 1987, between Centex Corporation and JPMorgan Chase Bank, N.A. (formerly Texas Commerce Bank National Association) (filed as Exhibit 4.5 to Amendment No. 1 to the Registrant’s Registration Statement on Form S-3 (File No. 333-72893), filed with the Commission on May 14, 1999, and incorporated herein by reference).

4.4	Indenture Supplement No. 9, dated as of March 31, 2005, with respect to the Subordinated Debt Securities, between Centex Corporation and JPMorgan Chase Bank, N.A.

5.1	Opinion of Paul Johnston, Esq.

12.1	Computation of Earnings to Fixed Charges.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CENTEX CORPORATION

By:	/s/ Brian J. Woram

	Name:	Brian J. Woram
	Title:	Senior Vice President and Chief Legal Officer

Date: April 5, 2005.

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Distribution Agreement, dated March 31, 2005, between Centex Corporation and Banc of America Securities LLC, Calyon Securities (USA) Inc., Citigroup Global Markets Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and UBS Securities LLC.

4.1	Indenture, dated October 1, 1998, between Centex Corporation and JPMorgan Chase Bank, N.A. (formerly Chase Bank of Texas, National Association) (filed as Exhibit 4.1 to the Registrant’s Form 8-K dated October 21, 1998 and incorporated herein by reference).

4.2	Indenture Supplement No. 16, dated as of March 31, 2005, with respect to the Senior Debt Securities, between Centex Corporation and JPMorgan Chase Bank, N.A.

4.3	Indenture, dated March 12, 1987, between Centex Corporation and JPMorgan Chase Bank, N.A. (formerly Texas Commerce Bank National Association) (filed as Exhibit 4.5 to Amendment No. 1 to the Registrant’s Registration Statement on Form S-3 (File No. 333-72893), filed with the Commission on May 14, 1999, and incorporated herein by reference).

4.4	Indenture Supplement No. 9, dated as of March 31, 2005, with respect to the Subordinated Debt Securities, between Centex Corporation and JPMorgan Chase Bank, N.A.

5.1	Opinion of Paul Johnston, Esq.

12.1	Computation of Earnings to Fixed Charges.

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